UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2005

                                 B&D FOOD, CORP.
             (Exact name of registrant as specified in its charter)



        Delaware                  000-21247                    51-0373976
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

         Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar,
                    Sao Paulo, S.P. - Brazil CEP: 01309-901
               (Address of principal executive offices) (zip code)

                                 972 544 816 339
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

              REII Incorporated - Rua Cotoxo 611-cj63 Sao Paulo-SP-Brazil- 05021-000 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 8, 2005, B&D Food Corp., formerly known as REII Incorporated, (the "Company") entered into a Share Purchase Agreement (the "Agreement") with BDFC Brasil Alimentos LTDA., a company formed pursuant to the laws of Brazil ("BDFC"), and the shareholders of BDFC (the "BDFC Shareholders"). Pursuant to the Agreement, the Company acquired all of the outstanding equity stock of BDFC from the BDFC Shareholders. As consideration for the acquisition of BDFC, the Company agreed to issue 95,344,688 shares of the Company's common stock to the BDFC Shareholders. These issuances are exempt from registration requirements under Regulation D or Regulation S under the Securities Act of 1933, as amended.

                                BUSINESS OF BDFC

ORGANIZATIONAL HISTORY

      BDFC was originally incorporated under the name Eastco Corporation do Brasil Ltda. under the laws of Brazil on June 2, 1995 and changed its name on June 28, 2005. BDFC has been in the coffee manufacturing business since 1997. On January 21, 2003 BDFC leased its manufacturing facilities to Comercio de Industries Brasileiras Coinbra S.A. who operated the facilities. The lease was originally for a term to expire January 20, 2007 for which BDFC was paid a monthly fee of U.S. $92,000. On March 31, 2005 BDFC and Comercio de Industries Brasileiras Coinbra S.A. entered into a rescission agreement, in which BDFC reacquired the plant and returned to the business of manufacturing roasted, ground and soluble coffee.

OVERVIEW OF BUSINESS

      BDFC owns an operating coffee manufacturing facility and all of the machinery and operating equipment located in this facility located at Avenida Engenheiro, Penido 1142, Cruzeiro -S.P.- Brazil. BDFC manufactures coffee products such as roasted, ground and soluble coffee under its own brand names:
"Brazilian Best," "Samba Cafe," "Torino" and Vivenda." BDFC is currently focusing its efforts on building the brand name recognition and distribution network as it returns to its manufacturing operations.

      The facilities owned by BDFC have the capacity to produce the following types of coffee:

      -     soluble spray dried;
      -     agglomerated;
      -     roasted and ground;
      -     freeze dried;
      -     cappuccino;
      -     chocolate beverages; and
      -     instant teas.

      BDFC's products are expected to consist of Soluble Spray Dried Coffees, Granulated Soluble Coffee, Roasted Ground Coffee, Cappuccino and teas. The current capacity of the facility would enable BDFC to produce spray dried soluble coffee at the rate of 3,600 tons per year. The facility also maintains the capacity to produce 9,600 tons per year of roasted ground coffee and 3,600 tons per year of chocolate beverages or cappuccinos per year.

      BDFC believes that the location of the manufacturing facility is unique because it is within close proximity to the two ports in Brazil: Santos and Rio de Janeiro. BDFC believes that this location is beneficial to its development because it will allow it to maintain lower delivery costs and lower shipping costs.

SUPPLIERS

      BDFC purchases coffee beans from farmers and brokers in Brazilian states such as Espirito Santo, Rondonia, Minas Gerais and Sao Paulo. BDFC intends to focus its purchases of coffee beans primarily from Brazilian growers, but it may also purchase from dealers located within and without the United States for coffees from around the world for the production of blended products, mainly utilizing its prior experience with the supplier resources and relationships that BDFC used to have when it was operating from 1997 through 2002.

      The supply and price of coffee beans are subject to volatility and are influenced by numerous factors, which are beyond BDFC's control. Supply and price can be affected by many factors such as weather, politics and economics in the coffee exporting countries. Increases in the cost of coffee beans can, to a certain extent, be passed on to BDFC's customers in the form of higher prices for coffee beans and processed coffee. However, there can be no assurance that BDFC will be successful in passing coffee price increases to customers without losses in sales volume or margin. Drastic or prolonged increases in coffee prices could also adversely impact BDFC's business as it could lead to a decline in overall consumption of coffee.

INDUSTRY OVERVIEW

      According to the Specialty Coffee Association of America (SCAA), the United States specialty coffee retail sales exceeded $2.5 billion and specialty coffee beverage sales exceeded $8.4 billion annually in a $19.2 billion coffee market in 2003. The SCAA reports that total coffee consumption grew slightly in 2003 on the strength of the growth in new products and the introduction of a wider variety of coffees, as consumption of traditional coffee declined.

PRODUCTION PROCESS

      BDFC's productions process to generate canned or bagged coffee for public sales consists of, but is not limited to, the following processes:

      Selection - The production of soluble coffee begins with the selection of coffees from the various producing regions of the country which, when properly combined, provide the quality required by BDFC's standards.

      Roasting - Selected and cleaned coffee beans are processed in 3 roasters to fully develop their qualities, assuring the maximum retention of the aroma and the appropriate roasting for each organoleptic characteristic required.

      Granulation - Equipment used was specially designed to fragment the roasted beans with a minimum amount of heat, thus retaining aromatic substance and providing a more uniform distribution for granulation.

      Extraction - Coffee extraction is similar to homemade coffee where the roasted and ground beans are percolated in hot water. In the industrial process, the fragmented beans receive hot water in stainless steel pressure percolators.

      Concentration - In the concentration process, part of the water is removed from the coffee extract, using three different systems to obtain a product that meets market requirements.

      o     Multiple effects evaporator, descendant film;
      o     Thermo-centrifuge concentrator; and
      o     Freeze concentrator (operating at temperatures below 0(Degree)C).

      Spray Drying Tower - The concentrated extract is atomized into droplets in the top of a drying tower and is simultaneously submitted to a current of hot air that evaporates the water. The product collected at the base of the tower is soluble coffee, which can be transformed into agglomerated coffee by an additional step in the process. The soluble coffee obtained in this way is called "dry extract" and combines the characteristic aroma and flavor of liquid extract with the advantages of soluble powder.

      Freeze-drying System - In freeze-drying, the extract is frozen at temperatures below minus 30(Degree)C, then ground in special mills and conveyed to a vacuum chamber on trays where the water is removed by sublimation (the direct transformation of ice into a gaseous state). The final product is freeze-dried coffee.

      Agglomeration - BDFC also produces agglomerated soluble coffee with special equipment. The process preserves the natural essence of the product, aromatized by the addition of coffee oil, producing granules of excellent solubility.

      Packaging - Traditional powder and dry extract, as well as agglomerated and freeze-dried coffee all have various packaging options in cans and glass jars. BDFC intends to produce for sale coffee tins in packets of 100 and 200 grams; glass jars of coffee of 100 and 200 grams; packs of coffee of 250 grams; pouches of coffee of 40 grams and bulk boxes of fifty kilos.

DISTRIBUTION

      BDFC sells its coffee through sales representatives and brokers who currently sell the coffee products to supermarkets and grocery stores in Brazil. BDFC is in discussions with brokers and distribution companies to begin selling its coffee products outside of Brazil.

INTELLECTUAL PROPERTY

      BDFC has registered the following trade names with the Instituto Nacional de Propriedade Industrial, which is the Brazilian government institution that maintains trade name ownership records. This office would be the equivalent in the United States to the U.S. Patent and Trademark Office.

      -     Samba Cafe - registered July 21, 1995
      -     Brasilian Best - registered September 17, 1999
      -     Torino - registered September 11, 1999
      -     Vivenda - registered May 28, 1998

Such registration entitles BDFC to legal protection for the usage of these names for a period of twenty years.

COMPETITION

      The coffee industry is extremely competitive and includes several companies which have achieved substantially greater market shares than BDFC has, and have longer operating histories, have larger customer bases, have substantially greater financial, development and marketing resources than BDFC does. BFFC's proprietary brand coffees will compete with many other branded coffees which are sold in supermarkets and specialty stores, primarily in Brazil and the United States. Examples of companies BDFC may compete with include, but are not limited to: Nestle, Companhia Cacique de Cafe Soluvel, Cafe Soluvel Brasilia, and Companhia lguacu de Cafe Soluvel.

GOVERNMENT REGULATION

      BDFC's coffee production operations are subject to various governmental laws, regulations, and licenses relating to customs, health and safety, building and land use, and environmental protection. The industrial facility is subject to state and local air-quality and emissions regulation. If BDFC encounters difficulties in obtaining any necessary licenses or complying with these laws and regulations, then its product offerings could be limited.

      BDFC believes that it is in compliance in all material respects with all such laws and regulations and that it has obtained all material licenses and permits that are required for the operation of its business.

      In order for BDFC to operate its facilities, it is required to and will maintain an annual municipality license from Municipality of Cruzeiro. BDFC in operating its own manufacturing facility has an environmental license from Cetesb with respect to pollution control. Also as a company in the food industry, BDFC is required to register with the sanitation department called Departamento de Saude ANVISA. Finally, as a bona fide exporter and importer, BDFC is required to obtain a registration number from Siscomex and will be subject to inspections.

EMPLOYEES

      As of July 8, 2005 BDFC had 11 employees. BDFC has not experienced any work stoppages and BDFC considers relations with its employee to be good. BDFC anticipates hiring additional employees as it increases production of its own brand of coffee to operate its facilities.

DESCRIPTION OF PROPERTY

      The Company's principal executive offices are located at Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar, Sao Paulo, S.P. - Brazil CEP:
01309-901. These offices consist of approximately 88 square meters which we rent on a monthly basis for $967 and upkeep of $337.

      BDFC also owns a coffee plant located at Avenida Engenheiro, Penido 1142, Cruzeiro, S.P., Brazil, which consists of 16,620 square meters. BDFC has a mortgage on this property provided by Banco do Brazil until May 13, 2008 with monthly payments due of $28,124.

      The Company believes that its properties are adequate for its current and immediately foreseeable operating needs. The Company does not have any policies regarding investments in real estate, securities or other forms of property.

LEGAL PROCEEDINGS

      From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. Except as disclosed below, we are currently not aware of any such legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse affect on our business, financial condition or operating results.

      BDFC is involved in several proceedings, which arose out of the ordinary course of business. There have been approximately 100 employees who have been terminated by BDFC between 2001 and 2004, which employees have filed severance claims with the Brazilian labor court. These claims range in value from approximately U.S. $500 per claim to $4,000 per claim. BDFC has agreed to settle approximately 80 of these claims for an aggregate amount of $60,000 of which BDFC has already made payment of approximately $38,000. BDFC intends to dispute or is in the process of negotiating settlement for the remaining claims for severance pay.

      As of July 8, 2005, BDFC owed an aggregate of $1,418,998 to the Secretaria da Fazenda Nacional (the Brazilian tax authority) for overdue taxes. In July 2003 we entered into a Refis II program, for $952,273, which, in Brazil, affords a company an opportunity to pay taxes in installments over a 180 month (15 year) period. BDFC intends to maintain such monthly payments. BDFC also owes to Instituto Nacional de Seguro Social an aggregate of $352,866 and is entering into a parceling program for $268,630, which would allow BDFC to make payments in 60 monthly installments.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

      Below are the names and certain information regarding the Company's executive officers and directors following the acquisition of BDFC.

-------------------------------------------------------------------------------
NAME                   AGE   POSITION
-------------------------------------------------------------------------------
Daniel Ollech          47    Chief Executive  Officer,  President, Secretary,
                             Treasurer and Director
-------------------------------------------------------------------------------
Valquiria Cunha        48    Director
-------------------------------------------------------------------------------

      Officers are elected annually by the Board of Directors (subject to the terms of any employment agreement), at our annual meeting, to hold such office until an officer's successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board. Some of the Company's directors and executive officers also serve in various capacities with the Company's subsidiaries. There are no family relationships among any of the Company's directors and executive officers.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

      DANIEL OLLECH, President, Chief Executive Officer, Secretary, Treasurer and Director. Mr. Ollech was appointed Chief Executive Officer, President, Secretary, Treasurer and Director of the Company on April 29, 2005, upon the closing of the Acquisition. Mr. Ollech has been an owner of FHS Eastco do Brasil Ltd., a company involved in the trade and industrialization of instant coffee since 1997. Since 2001 Mr. Ollech has also been a Director, which in Brazil is an executive officer, of UCS Group, a company which provides financing through factoring and securitizations. Mr. Ollech was recently appointed President of UCS Group. Prior to 2001 Mr. Ollech managed his own investment portfolio. Mr. Ollech graduated with a degree in marketing from Escola Superior de Marketing, in 1980.

      VALQUIRIA CUNHA, Director. Ms. Cunha has been serving has the Chief Financial Officer of FHS Eastco Do Brasil LTDA., since March 1999. Prior to 1999, Ms. Cunha served in various financial management and administrative positions for private companies located in Brazil. Ms. Cunha graduated with a degree in Business Administration from Sao Judas Tadeu University in Sao Paulo, Brazil, in 1985.

EXECUTIVE COMPENSATION

      The following table sets forth all compensation paid in respect of the Company's Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year (collectively, the "Named Executive Officers") for our last three completed fiscal years.


                           SUMMARY COMPENSATION TABLE


                                                ANNUAL COMPENSATION
                                   --------------------------------------------
          NAME AND                                              OTHER ANNUAL
     PRINCIPAL POSITION    YEAR     SALARY ($)   BONUS ($)     COMPENSATION ($)
-------------------------------------------------------------------------------
Daniel Ollech               2005       -0-           -0-             -0-
 Chief Executive
 Officer, President,
 Secretary and  Treasurer

Una M. Ricketts,            2004       -0-         $20,000        $140,000 (1)
 Former Chief Executive     2003       -0-            -0-            -0-
 Officer, President
 and Treasurer              2002       -0-            -0-            -0-


Karen Ricketts,             2004       -0-            -0-            -0-
 Former Vice President,     2003       -0-            -0-            -0-
 and Secretary              2002       -0-            -0-            -0-

EMPLOYMENT AGREEMENTS

      There are no employment agreements with any of the employees of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Daniel Ollech, the Company's Chief Executive Officer, President, Secretary, Treasurer and a Director is in addition a director and owner of 33%, of Livorno Investments Ltd. A shareholder which owns approximately 77.5% of the outstanding common stock of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of July 8, 2005 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.


                                         Common Stock           Percentage of
Name of Beneficial Owner (1)        Beneficially Owned (2)    Common Stock (2)
------------------------------------------------------------------------------
Daniel Ollech (3)                                      0               0%
Valquiria Cunha                                   20,000             .02%
Livorno Investments Ltd. (4)                  50,954,538            51.0%
Rolfe Investments LTD (5)                      7,200,000             7.2%
Amir Rachmani                                  9,000,000             9.0%
Emerdale Enterprises Ltd (6)                   8,000,000             8.0%
------------------------------------------------------------------------------
All  officers  and  directors                     20,000             .02%
as a group (2 persons)

----------
(1) Except as otherwise indicated, the address of each beneficial owner is c/o B&D Food Corp. Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar, Sao Paulo, S.P. - Brazil CEP: 01309-901.
(2) Applicable percentage ownership is based on 100,000,000 shares of common stock outstanding as of July 8, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of July 8, 2005for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of July 8, 2005are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3) Daniel Ollech, the Company's Chief Executive Officer, President, Secretary, Treasurer and a Director is in addition a director and owner of 33%, of Livorno Investments Ltd.
(4) Livorno Investments Ltd. is owned equally by three individuals, Daniel Ollech, Maurizio Levi and Jacques Ollech, who each act as a director, so no one individual has control over the common stock owned by Livorno Investments Ltd.
(5) Rolfe Investments LTD is beneficially owned by Ariel Malik. Maria Mayier is the sole director and control person.
(6) Emerdale Enterprises Ltd is a foundation for the benefit of Daniel Malik. The control persons are Ivo Kaofman and Yohan Jacob, directors.

      o No Director, executive officer, affiliate or any owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

                            DESCRIPTION OF SECURITIES

      The Company's authorized capital stock consists of 400,000,000 shares of common stock at a par value of $0.001 per share and 10,000,000 shares of preferred stock at a par value of $0.001 per share. As of July 8, 2005, there were 100,000,000 shares of the Company's common stock issued and outstanding that are held by approximately 1,316 stockholders of record and no shares of preferred stock outstanding.

      Holders of the Company's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the Company's common stock representing a majority of the voting power of the Company's capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company's outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company's articles of incorporation.

      Holders of the Company's common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. The Company's common stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company's common stock.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      The Company's common stock is traded on the OTC Bulletin Board, referred to herein as the OTCBB, under the symbol "REIC.ob." The following table sets forth the high and low bid prices of its Common Stock, as reported by the OTCBB for each quarter since January 1, 2003. The quotations set forth below reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

                                                    2005
                            --------------------------------------------------
                                       HIGH*                      LOW*
                            ---------------------------- ---------------------
1st Quarter...............  $           .140             $         .065
2nd Quarter...............  $           .400             $         .120

                                                     2004
                            --------------------------------------------------
                                       HIGH*                      LOW*
                            ---------------------------- ---------------------
1st Quarter...............  $           .100             $         .030
2nd Quarter...............              .050                       .030
3rd Quarter...............              .100                       .030
4th Quarter...............              .140                       .040

                                                    2003
                            --------------------------------------------------
                                        HIGH                       LOW
                            ---------------------------- ---------------------
1st Quarter...............  $           .050             $         .015
2nd Quarter...............              .040                       .015
3rd Quarter...............              .065                       .015
4th Quarter...............              .100                       .020


      As of July 8, 2005, there were approximately 1,316 holders of record of the Company's common stock.

DIVIDENDS

      In April 2005, the Company declared and paid a cash dividend of $0.07 per share of the issued and outstanding common stock, totaling $325,872. Before this dividend the Company had never declared or paid any cash dividends on its common stock. The Company currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, the Company does not anticipate paying any cash dividends in the foreseeable future.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      The following table shows information with respect to each equity compensation plan under which the Company's common stock is authorized for issuance as of the fiscal year ended December 31, 2004.

                                      EQUITY COMPENSATION PLAN INFORMATION

--------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SECURITIES
                                      NUMBER OF SECURITIES                             REMAINING AVAILABLE FOR
                                        TO BE ISSUED UPON        WEIGHTED AVERAGE       FUTURE ISSUANCE UNDER
                                           EXERCISE OF          EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
           PLAN CATEGORY               WARRANTS AND RIGHTS     WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A)
--------------------------------------------------------------------------------------------------------------
                                              (A)                    (B)                      (C)
--------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS APPROVED            -0-                    -0-                      -0-
BY SECURITY HOLDERS
--------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS NOT                 -0-                    -0-                      -0-
APPROVED BY SECURITY HOLDERS
--------------------------------------------------------------------------------------------------------------
TOTAL                                         -0-                    -0-                      -0-
--------------------------------------------------------------------------------------------------------------

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section 145 of the Delaware General Corporation Law, as amended, authorizes the Company to indemnify any director or executive officer under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney's fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which a person is a party by reason of being a director or officer if it is determined that such person acted in accordance with the applicable standard of conduct set forth in such statutory provisions. The Company's By-Laws requires that the Company indemnify each director and officer against all costs and expenses incurred by such person in connection with the defense of any action, suit or proceeding in which he or she may be involved or to which he or she may be made a party by reason of his or her being or having been a director or officer of the Company, except in relation to matters as to which he or she shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      See Item 1.01.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

      Pursuant to a Share Purchase Agreement dated July 8, 2005, the Company agreed to issue 95,344,688 shares of common stock to accredited investors and non-U.S. persons (as contemplated by Rule 902 under the Securities Act of 1933). These issuances are exempt from registration requirements under Regulation D or Regulation S under the Securities Act of 1933, as amended. The shares issued pursuant to Regulation S were issued in an "offshore transaction" as defined in, and pursuant to, Rule 902 under the Securities Act of 1933 on the basis that the purchaser was not offered the shares in the United States and did not execute or deliver any agreement in the United States.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

      To be filed by amendment no later than 71 calendar days after July 8, 2005.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits


EXHIBIT NUMBER                     DESCRIPTION
--------------------------------------------------------------------------------
10.1 Share Purchase Agreement by and among B&D Food Corp., BDFC Brasil Alimentos Ltda. and the shareholders of BDFC Brasil Alimentos Ltda

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              B&D FOOD CORP


Dated: July 11, 2005                         By: /s/ Daniel Ollech
                                                 -------------------------------
                                                 Name:  Daniel Ollech
                                                 Title: Chief Executive Officer